Exhibit 10.41

(Space above for recorder’s use)

Prepared by, recording requested
by and when recorded mail to:

Latham & Watkins LLP
355 S. Grand Avenue, Suite 100

Los Angeles, California 90071-1560
Attn:  Kim N. A. Boras, Esq.

FIRST LIEN MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING STATEMENT

by and from Fleischmann’s Vinegar Company, Inc., a Delaware corporation, “Mortgagor”

to BNP PARIBAS,
in its capacity as Administrative Agent and Collateral Agent, “Mortgagee”

Dated as of April 5, 2018

Address:4801 South Oakley Avenue
Municipality:Chicago
County:Cook
State:Illinois
Parcel ID No. (PIN):20-07-103-031-0000 & 20-07-103-033-0000
Legal Description:See Exhibit A attached.

This mortgage contains after-acquired property provisions and constitutes a fixture financing statement under the Illinois Uniform Commercial Code.

NOTICE:  This mortgage secures credit in an amount not to exceed $1,000,000,000.  Loans and advances up to this amount, together with interest, are senior to indebtedness to other creditors under subsequently recorded or filed mortgages and liens.

Exhibit 10.41

FIRST LIEN MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING STATEMENT

THIS FIRST LIEN MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING STATEMENT (this “Mortgage”) is made as of April 5, 2018 by Fleischmann’s Vinegar Company, Inc., a Delaware corporation (together with its successors and permitted assigns, “Mortgagor”), having an address at 12604 Hiddencreek Way, Suite A, Cerritos, California  90703, to BNP PARIBAS (“BNPP”), as Agent (as hereinafter defined), having an address at 787 Seventh Avenue, New York, New York 10019 (BNPP, in such capacity, together with its successors and assigns, “Mortgagee”).

RECITALS

A. BNPP, as administrative agent and as collateral agent for the Lenders (defined below) (BNPP and its successors and assigns, in such capacities, being hereinafter referred to as the “Agent”), GREEN PLAINS INC. (the “Borrower”) and certain lenders party thereto from time to time (such lenders being hereinafter referred to collectively as the “Lenders” and individually as a “Lender”) have entered into a Term Loan Agreement dated as of August 29, 2017, as amended by that certain First Amendment to Term Loan Agreement, dated as of October 16, 2017 (such Term Loan Agreement, as the same may be amended, supplemented or modified from time to time as permitted thereunder, including amendments, restatements and replacements thereof in its entirety as permitted thereunder, being hereinafter referred to as the “Loan Agreement”), pursuant to which the Lenders have agreed, subject to certain terms and conditions, to extend credit and make certain other financial accommodations available to the Borrower.  Any capitalized term used in this Mortgage that is not otherwise defined herein, either directly or by reference to another document, shall have the meaning for purposes of this Mortgage as it is given in the Loan Agreement.

B. Mortgagor is a Subsidiary of the Borrower and as such will receive substantial direct and indirect benefit from the extension of credit and other financial accommodations made to the Borrower and the Subsidiaries.

C. The Mortgagor, has executed and delivered to the Agent a Guaranty (as it may from time to time be amended, restated, supplemented, replaced or otherwise modified, the “Guaranty”) pursuant to which the Mortgagor has guaranteed the obligations of the Borrower with respect to the loans made under the Loan Agreement (the “Loans”) and the other extensions of credit and financial accommodations made under each of the other Loan Documents as well as the other obligations of the Borrower under the Loan Documents, as more fully set forth therein (together with the Loans, collectively, the “Guaranteed Obligations”).

D. It is a condition to the obligation of the Lenders to make the Loans that the Mortgagor execute and deliver this Mortgage to secure the Guaranteed Obligations and all direct obligations of the Mortgagor under the Loan Documents (collectively the “Obligations Secured”).

E. ABL Borrowers and certain other parties have previously entered into the ABL-Cattle Credit Documents, the ABL-Grain-Credit Documents and the ABL-Trade-Credit 2

Documents (as each may be amended, restated, supplemented, replaced or otherwise modified from time to time, collectively, the “Pari Passu Credit Documents”), pursuant to which the lenders thereunder have agreed to make certain loans, which extensions of credit the ABL Borrower will use for the purposes permitted under the Pari Passu Credit Documents, upon the terms and conditions contained in the Pari Passu Credit Documents.

F. The obligations of ABL Borrowers under the Pari Passu Credit Documents are secured, directly or indirectly, by, among other things, a certain Second Lien Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement executed by Trustor for the benefit of BNPP, as collateral agent for the holders of the obligations under the Pari Passu Credit Documents (BNPP, in such capacity, together with its successors and assigns, the “Pari Passu Agent”), dated as of the date hereof (as it may be amended, supplemented, replaced or otherwise modified from time to time, the “Second Lien Mortgage”).

G. In order to induce the Lenders to consent to the Second Mortgage, and to induce the Lenders to extend credit and other financial accommodations and lend monies to or for the benefit of Borrower and its Subsidiaries, Agent, Pari Passu Agent, and certain other parties have entered into the ABL Intercreditor Agreements and the Term Loan Intercreditor Agreement (collectively, as each may be amended, restated, supplemented, replaced or otherwise modified from time to time, the “Intercreditor Agreements”).

H. Pursuant to the Term Loan Intercreditor Agreement, this Mortgage, in first lien and security interest status, will remain prior and superior to the Second Lien Mortgage, and the Second Lien Mortgage shall remain subject, junior and subordinate to this Mortgage.

Article 1 GRANT
Section 1.1 Grant

.  NOW, THEREFORE, in consideration of (A) Ten Dollars ($10.00) in hand paid, the receipt and sufficiency of which are hereby acknowledged, and (B) the foregoing Recitals, for the purpose of securing the complete and timely performance and payment of all present and future indebtedness, liabilities and obligations which the Mortgagor has from time to time incurred or may incur or be liable to the Lenders and the Agent (each, a “Secured Party”, collectively, the “Secured Parties”) under or in connection with the Obligations Secured, the Mortgagor hereby GRANTS, REMISES, RELEASES, ALIENS, CONVEYS, MORTGAGES AND WARRANTS to Agent (for the benefit of the Secured Parties), and their successors  and assigns, the real estate legally described in Exhibit A hereto (the “Land”) in Cook County (the “County”), Illinois (the “State”); together (i) with all right, title and interest, if any, that the Mortgagor may now have or hereafter acquire in and to all improvements, buildings and structures of every nature whatsoever now or hereafter located on the Land; and (ii) all air rights, water rights and powers, development rights or credits, zoning rights or other similar rights or interests that benefit or are appurtenant to the Land (all of the foregoing, including the Land, the “Premises”);

TOGETHER WITH all right, title and interest, if any, including any after-acquired right, title and interest, and including any right of use or occupancy, that the Mortgagor may now have or hereafter acquire in and to any of the following related to the Land:  (a) all easements, rights of way or gores of land or any lands occupied by streets, ways, alleys, passages, sewer rights, water courses and public places, and any other interests in property constituting appurtenances to the Premises, or that hereafter shall in any way belong, relate or be appurtenant thereto; (b) all licenses, authorizations, certificates, variances, consents, approvals and other permits now or hereafter relating to the Real Property (as defined below), excluding any of the foregoing items that cannot be transferred or encumbered by the Mortgagor without causing a default thereunder or a termination thereof; (c) all hereditaments, gas, oil and minerals (with the right to extract, sever and remove such gas, oil and minerals) located in, on or under the Premises; (d) all split or division rights with respect to the Land and easements of every nature whatsoever; and (e) all other rights and privileges thereunto belonging or appertaining and all extensions, additions, improvements, betterments, renewals, substitutions and replacements to or of any of the rights and interests described in clauses (a), (b), (c) and (d) above (all of the foregoing, the “Property Rights”);

TOGETHER WITH all right, title and interest, if any, including any after-acquired right, title and interest, and including any right of use or occupancy, that the Mortgagor may now possess or hereafter acquire in and to all fixtures and appurtenances of every nature whatsoever now or hereafter located in or on, or attached to, or used or intended to be used in connection with (or with the operation of), the Premises, including (a) all apparatus, machinery and equipment of the Mortgagor (to the extent that any of the foregoing constitute “fixtures” under applicable law); and (b) all extensions, additions, improvements, betterments, renewals, substitutions and replacements to or of any of the foregoing (all items listed in the foregoing clauses (a) and (b), the “Fixtures”).  Mortgagor and Agent agree that the Premises and all of the Property Rights and Fixtures owned by the Mortgagor (collectively the “Real Property”) shall, so far as permitted by law, be deemed to form a part and parcel of the Land and for the purpose of this Mortgage to be real estate and covered by this Mortgage; and

TOGETHER WITH all the estate, right, title and interest, if any, of the Mortgagor in and to (i) all judgments, insurance proceeds, awards of damages and settlements resulting from condemnation proceedings or the taking of the Real Property, or any part thereof, under the power of eminent domain or for any damage (whether caused by such taking or otherwise) to the Real Property, or any part thereof, or to any rights appurtenant thereto, and all proceeds of any sale or other disposition of the Real Property or any part thereof (it being understood that, except as otherwise provided herein or in the Loan Agreement, the Mortgagor is hereby authorized to collect and receive such awards and proceeds and to give proper receipts and acquittance therefor, and to apply the same as provided herein); (ii) all contract rights, general intangibles, actions and rights in action relating to the Real Property, including all rights to insurance proceeds and unearned premiums arising from or relating to damage to the Real Property; (iii) all plans and specifications, designs, drawings and other information, materials and matters heretofore or hereafter prepared relating to the Real Property; and (iv) all proceeds, products, replacements, additions, substitutions, renewals and accessions of and to the Real Property (the rights and interests described in this paragraph, the “Intangibles”).

The Mortgagor (i) pledges and assigns to the Agent from and after the date of the effectiveness hereof (including any period of redemption), primarily and on a parity with the Real Property, and not secondarily, all rents, issues and profits of the Real Property and all rents, issues, profits, revenues, royalties, bonuses, rights and benefits due, payable or accruing (including all deposits of money as advance rent, for security, as earnest money or as down payment for the purchase of all or any part of the Real Property) under any and all present and future leases, contracts or other agreements relative to the ownership or occupancy of all or any portion of the Real Property (all of the foregoing, the “Rents”), and (ii) except to the extent such a transfer or assignment is not permitted by the terms thereof, transfers and assigns to Agent all such leases, contracts and agreements (including all the Mortgagor’s rights under any contract for the sale of any portion of the Mortgaged Property and all revenues and royalties under any oil, gas and mineral lease relating to the Real Property) (collectively the “Leases”); provided however, that subject to the terms of the Loan Agreement, so long as no Event of Default has occurred and is continuing, a license is hereby given to Mortgagor to collect and use such Rents.

All of the property described above, including the Land, the Premises, the Property Rights, the Fixtures, the Real Property, the Intangibles, the Rents and the Leases, is called the “Mortgaged Property”).

Nothing herein contained shall be construed as constituting the Agent a mortgagee-inpossession in the absence of the taking of title and/or possession of the Mortgaged Property by the Agent.  Nothing contained in this Mortgage shall be construed as imposing on the Agent any obligation of any lessor under any Lease of the Mortgaged Property in the absence of an explicit assumption thereof by the Agent.  In the exercise of the powers herein granted the Agent, prior to Agent taking title to or possession of the Mortgaged Property, no liability shall be asserted or enforced against the Agent, all such liability being expressly waived and released by the Mortgagor, except for any such liability arising on account of the Agent’s gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final, non-appealable order.

TO HAVE AND TO HOLD the Mortgaged Property, and all other properties, rights and privileges hereby conveyed or assigned, or intended so to be, unto the Agent, its beneficiaries, successors and assigns, forever for the uses and purposes herein set forth.  Except to the extent such a release or waiver is not permitted by applicable law, the Mortgagor hereby releases and waives all rights of redemption or reinstatement, if any, under and by virtue of any of the laws of the State, and the Mortgagor hereby covenants, represents and warrants that, at the time of the execution and delivery of this Mortgage, (a) the Mortgagor has good and marketable fee simple title to the Mortgaged Property, with lawful authority to grant, remise, release, alien, convey, mortgage and warrant the Mortgaged Property, (b) the title to the Mortgaged Property is free and clear of all encumbrances, except the Permitted Liens and (c) except for the Permitted Liens, the Mortgagor will forever defend the Mortgaged Property against all claims in derogation of the foregoing.

Article 2 SECURITY AGREEMENT AND FINANCING STATEMENT
Section 2.1 Security Agreement

.  The Agent and the Mortgagor further agree that if any of the property herein mortgaged is of a nature so that a security interest therein can be created and perfected under the Uniform Commercial Code in effect in the State (the “Code”), this Mortgage shall constitute a security agreement, fixture filing and financing statement, and for that purpose, the following information is set forth:

(a) In addition to the foregoing grant of mortgage, the Mortgagor hereby grants a continuing first priority security interest to the Agent for the benefit of the Secured Parties in that portion of the Mortgaged Property in which the creation and/or perfection of a security interest is governed by the Code.

(b) The “Debtor” is the Mortgagor and the “Secured Party” is the Agent for the benefit of itself and the other Secured Parties.
(c) The name and address of the Debtor are as set forth in the Preamble to this document.
(d) The name and address of the Secured Party are as set forth in the Preamble to this document.
(e) The description of the types or items of property covered by this financing statement is: All of the Mortgaged Property in which a security interest may be perfected pursuant to the Code.
(f) The description of the real estate to which collateral is attached or upon which collateral is located is set forth on Exhibit A.

(g) The Agent may file this Mortgage, or a reproduction hereof, in the real estate records or other appropriate index, as a financing statement for any of the items specified herein as part of the Mortgaged Property.  Any reproduction of this Mortgage or of any other security agreement or financing statement is sufficient as a financing statement.

(h) The Mortgagor authorizes the Agent to file any financing statement, continuation statement or other instrument that the Agent or the Required Lenders may reasonably deem necessary or appropriate from time to time to perfect or continue the security interest granted above under the Code.

Section 2.2 Fixture Filing

.  To the extent permitted by law, (i) all of the Fixtures are or are to become fixtures on the Land, and (ii) this instrument, upon recording or registration in the real estate records of the proper office, shall constitute a “fixture-filing” within the meaning of Sections 9-604 and 9-502 of the Code as in effect on the date hereof.  Subject to the terms and conditions of the Loan Agreement, the remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be as prescribed herein, in any other Loan Document, or by general law, or, as to that part of the security in which a security interest may be perfected under the Code, by the specific statutory consequences now or hereafter enacted and specified in the Code, all at the election of the Required Lenders.

Article 3 WARRANTIES, REPRESENTATIONS, and COVENANTS

Mortgagor warrants, represents, and covenants to Mortgagee and the Lenders as follows:

Section 3.1 First Lien Status

.  Mortgagor shall preserve and protect the first priority lien of this Mortgage.  If any lien or security interest other than a Permitted Lien is asserted against the Mortgaged Property, Mortgagor shall promptly, and at its expense, (a) give Mortgagee a detailed written notice of such lien or security interest (including origin, amount and other terms), and (b)(i) pay the underlying claim in full or take such other action so as to cause it to be released or (ii) contest the same in compliance with the requirements of the Loan Agreement (including, if applicable, any requirement to provide a bond or other security satisfactory to Mortgagee).

Section 3.2 Payment of Taxes on this Mortgage

.  Without limiting any provision of the Loan Agreement, the Mortgagor agrees that, if the government of the United States or any department, agency or bureau thereof or if the State or any of its subdivisions having jurisdiction shall at any time require documentary stamps to be affixed to this Mortgage or shall levy, assess or charge any tax, assessment or imposition upon this Mortgage or the credit or indebtedness secured hereby or the interest of any Secured Party in the Premises or upon any Secured Party by reason of or as holder of any of  the foregoing then, the Mortgagor shall pay for such documentary stamps in the required amount and deliver them to the Agent or pay (or reimburse the Agent for) such taxes, assessments or impositions.  The Mortgagor agrees to provide to the Agent, at any time upon request, official receipts showing payment of all taxes, assessments and charges that the Mortgagor is required or elects to pay under this Section.  The Mortgagor agrees to indemnify each Secured Party against liability on account of such documentary stamps, taxes, assessments or impositions, whether such liability arises before or after payment of the Obligations Secured and regardless of whether this Mortgage shall have been released.

Section 3.3 Leases Affecting the Real Property

.  All future lessees under any Lease made after the date of recording of this Mortgage shall, at the direction of the Required Lenders (or at the Agent’s option) and without any further documentation, attorn to the Agent as lessor if for any reason the Agent becomes lessor thereunder, and, upon demand after an Event of Default has occurred and is continuing, pay rent to the Agent, and the Agent shall not be responsible under such Lease for matters arising prior to the Agent becoming lessor thereunder; provided that the Agent shall not become lessor or obligated as lessor under any such Leases unless and until it shall have been directed by the Required Lenders to do so, or it shall elect in writing to do so.

Section 3.4 Use of the Real Property

.  The Mortgagor agrees that it shall not (a) permit the public to use any portion of the Real Property in any manner that could reasonably be expected to impair the Mortgagor’s title to such property, or to make possible any claim of easement  by prescription or of implied dedication to public use, provided Mortgagor has actual knowledge of such use; (b) institute or acquiesce in any proceeding to change the zoning classification of the Real Property, nor shall the Mortgagor change the use of the Mortgaged Property in any material way, without the consent of the Required Lenders, which consent shall not be unreasonably withheld; and (c) permit any material legal or economic waste to occur with respect to the Mortgaged Property.

Section 3.5 Insurance

.  Subject to Section 10.1 of the Loan Agreement, the Mortgagor shall, at its sole expense, obtain for, deliver to, assign to and maintain for the benefit of the Agent, until the Obligations Secured are paid in full, insurance policies relating to the Mortgaged Property as specified in the Loan Agreement. Prior to an Event of Default, use of insurance proceeds shall be governed by Sections 10.1 and 6.2.3 of the Loan Agreement.  Each such policy shall name the Agent as additional insured or loss payee, as applicable, under a standard mortgage endorsement.  If an Event of Default exists and is continuing, and the Agent has given notice to the Mortgagor that the Agent intends to exercise its rights under this Section 3.5, then the Agent shall be entitled to (a) adjust any casualty loss and (b) apply the proceeds thereof as provided in Section 4.2 of this Mortgage.

Section 3.6 Real Property Taxes

.  The Mortgagor covenants and agrees to pay before delinquent all real property taxes, assessments, ground rent, if any, water and sewer rents, fees and charges, levies, permit, inspection and license fees and other dues, charges or impositions, including all charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, maintenance and similar charges and charges for utility services, in each instance whether now or in the future, directly or indirectly, levied, assessed or imposed on the Premises or the Mortgagor and whether levied, assessed or imposed as excise, privilege or property taxes; provided that the foregoing shall not require the Mortgagor to pay any of the foregoing so long as it shall contest the validity thereof in good faith by appropriate proceedings and shall set aside on its books adequate reserves with respect thereto in accordance with GAAP and so long as neither the Mortgaged Property nor any part thereof or interest therein shall be in reasonable danger of being sold, forfeited, terminated, cancelled or lost.

Section 3.7 Condemnation Awards

.  Subject to the terms of the Loan Agreement, the Mortgagor assigns to the Agent, as additional security, all awards of damage resulting from condemnation proceedings or the taking of or injury to the Real Property for public use “Eminent Domain Proceedings”).  If an Event of Default exists and is continuing and the Agent has given notice to the Mortgagor that the Agent intends to exercise its rights under this Section 3.7, then the Agent shall be entitled to (a) participate in and/or direct (at the sole discretion of the Required Lenders any Eminent Domain Proceedings and (b) apply the proceeds thereof as provided in Section 4.2 of this Mortgage.

Article 4 DEFAULT AND FORECLOSURE
Section 4.1 Remedies

.  Subject to the provisions of the Loan Agreement, upon the occurrence and during the continuance of an Event of Default, including a failure to perform or observe any of the covenants set forth in this Mortgage that is not cured within any applicable cure period, in addition to any rights and remedies provided for in the Loan Agreement or other Loan Document, if and to the extent permitted by applicable law, the following provisions shall apply:

(a) Agent’s Power of Enforcement.  The Agent may immediately foreclose this Mortgage by judicial action.  The court in which any proceeding is pending for the purpose of foreclosure of this Mortgage may, at once or at any time thereafter, either before or after sale, without notice and without requiring bond, and without regard to the solvency or insolvency of any person liable for payment of the Obligations Secured, and without regard to the then value of the Mortgaged Property or the occupancy thereof as a homestead, appoint a receiver (the provisions for the appointment of a receiver and assignment of rents being an express condition upon which the loans and other financial accommodations hereby secured are made) for the benefit of the Secured Parties, with power to collect the Rents, due and to become due, during such foreclosure suit and the full statutory period of redemption notwithstanding any redemption.  The receiver, out of the Rents when collected, may pay reasonable costs incurred in the management and operation of the Real Property, prior and subordinate liens, if any, and taxes, assessments, water and other utilities and insurance, then due or thereafter accruing, and may make and pay for any necessary repairs to the Real Property, and may pay any part of the Obligations Secured in accordance with the Loan Agreement or any deficiency decree entered in such foreclosure proceeding.  Upon or at any time after the filing of a suit to foreclose this Mortgage, the court in which such suit is filed shall have full power to enter an order placing the Agent in possession of the Real Property with the same power granted to a receiver pursuant to this clause (a) and with all other rights and privileges of a mortgagee-in-possession under applicable law.

(b) Agent’s Right to Enter and Take Possession, Operate and Apply Income.  The Agent shall, at the direction of Required Lenders or at its option, have the right, acting through its agents or attorneys or a receiver, with process of law, to enter upon and take possession of the Real Property, to expel and remove any persons, goods or chattels occupying or upon the same, to collect or receive all the Rents, to manage and control the Real Property, to lease the Real Property or any part thereof, from time to time, and, after deducting all reasonable attorneys’ fees and expenses of outside counsel, and all reasonable expenses incurred in the protection, care, maintenance, management and operation of the Real Property, to distribute and apply the remaining net income in such order and to such of the Obligations Secured in accordance with the Loan Agreement or any deficiency decree entered in any foreclosure proceeding.

(c) Appointment of a Receiver.  At any time after the commencement of an action in foreclosure, or during the period of redemption, Mortgagor waives its right to possession of the Mortgaged Property and agrees that the court having jurisdiction of the case shall, at Agent’s request, appoint a receiver to take immediate possession of the Rents and the other Mortgaged Property, and to rent the Mortgaged Property as such receiver may deem best for the interest of all interested parties.  For purposes of this Mortgage, the term “Rent” also includes “profits” and “issues.”  Such receiver shall be liable to account to Mortgagor only for the net profits, after application of Rents to the costs and expenses of the receivership and foreclosure and to the Obligations Secured.

(d) Notwithstanding anything herein to the contrary, the lien and security interest granted to or for the benefit of Agent under this Mortgage and the exercise of any right or remedy by or for the benefit of Agent hereunder are, as among Agent, Pari Passu Agent, the Lenders and the lenders under the Pari Passu Credit Documents, subject to the provisions of the Term Loan Intercreditor Agreement, which Term Loan Intercreditor Agreement shall be solely for the benefit of Agent, Pari Passu Agent, the Lenders and the lenders under the Pari Passu Credit Documents and shall not be for the benefit of or enforceable by Borrower, any ABL Borrower or any other Loan Party.  In the event of any conflict between the terms of the Term Loan Intercreditor Agreement and this Mortgage, as among Agent, Pari Passu Agent, the Lenders and the lenders under the Pari Passu Credit Documents, the terms of the Term Loan Intercreditor Agreement shall govern and control.  Any reference in this Mortgage to “first priority lien” or words of similar effect in describing the security interests created hereunder shall be understood to refer to such priority as set forth in the Intercreditor Agreements.  All representations, warranties, and covenants in this Mortgage shall be subject to the provisions and qualifications set forth in this Section 4.1(d).

Section 4.2 Application of Rents or Proceeds from Foreclosure or Sale

.  All proceeds of any foreclosure of this Mortgage by judicial action in any court (and any decree for sale in the event  of a foreclosure by judicial action shall provide that such proceeds shall) be applied as follows:

(a) First, to all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees and legal expenses) incurred by the Agent to the extent reimbursable under applicable law in connection with (i) the Mortgagor’s execution, delivery and performance of this Mortgage, (ii) protecting, preserving or maintaining the Real Property and (iii) enforcing the rights of the Agent hereunder (collectively “Costs and Expenses”).  All Costs and Expenses shall become additional Obligations Secured when paid or incurred by the Agent in connection with any proceeding, including any bankruptcy proceeding, to which any Secured Party shall be a party, either as plaintiff, claimant or defendant, by reason of this Mortgage or any indebtedness hereby secured or in connection with the preparations for the commencement of any suit for the foreclosure, whether or not actually commenced, or if permitted by applicable law, any sale by advertisement.

(b) Then, to all Obligations Secured that then remain unpaid in such order as the Required Lenders may determine in their discretion.

The Mortgagor shall remain liable for any deficiency to the extent provided in the documents that create the Obligations Secured.

Section 4.3 Cumulative Remedies; Delay or Omission Not a Waiver

.  No remedy or right of the Agent shall be exclusive of, but shall be in addition to, every other remedy or right now or hereafter existing at  law or in equity.  No delay in the exercise or omission to exercise any remedy or right available during the existence of any Event of Default shall impair any  such remedy or right or be construed to be a waiver of such Event of Default or acquiescence therein, nor shall it affect any subsequent Event of Default of the same or different nature.  To the extent permitted by applicable law, every such remedy or right may be exercised concurrently or independently and when and as often as may be deemed expedient by the Agent.

Section 4.4 Agent’s Remedies against Multiple Parcels

.  If more than one property,  lot or parcel is covered by this Mortgage, and this Mortgage is foreclosed upon or judgment is entered upon any Obligations Secured, execution may be made upon any one or more of the properties, lots or parcels and not upon the others, or upon all of such properties or parcels, either together or separately, and at different times or at the same time, and execution sales may likewise be conducted separately or concurrently, in each case at the election of the Required Lenders.

Section 4.5 No Merger

.  In the event of a foreclosure of this Mortgage in any court or any other mortgage or trust deed securing the Obligations Secured, the Obligations Secured then due shall, at the option of the Required Lenders, not be merged into any decree of foreclosure entered by the court, and the Agent may concurrently or subsequently seek to foreclose one or more mortgages or deeds of trust that also secure the Obligations Secured.

Article 5 MISCELLANEOUS
Section 5.1 Notices

.  All notices and other communications hereunder shall be in writing and shall be given in the manner, within the time periods and to the applicable address identified in the Loan Agreement.

Section 5.2 Governing Law

.  This Mortgage shall be construed, governed and enforced in accordance with the laws of the State.  Wherever possible, each provision of this Mortgage shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Mortgage shall be prohibited by or invalid under applicable law, such provision shall be effective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Mortgage.

Section 5.3 Satisfaction of Mortgage

.  Upon  full  payment  and  performance of all the Obligations Secured, or upon satisfaction of the conditions set forth in the Loan Agreement for release of the Mortgaged Property from this Mortgage, then the Agent shall, promptly upon request of the Mortgagor, execute and deliver to the Mortgagor a satisfaction of mortgage or reconveyance of the Mortgaged Property reasonably acceptable to the Mortgagor.

Section 5.4 Successors and Assigns Included in Parties; Third Party Beneficiaries

.  This Mortgage shall be binding upon the parties hereto and upon the successors, assigns and vendees of the Mortgagor and shall inure to the benefit of the parties hereto and their respective successors and assigns; all references herein to the Mortgagor and to the Agent shall be deemed to include their respective successors and assigns.  The Mortgagor’s successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Mortgagor. Wherever used herein, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders. The Secured Parties shall be third party beneficiaries of the Mortgagor’s representations, warranties, covenants and agreements hereunder.

Section 5.5 WAIVER OF APPRAISEMENT, VALUATION, STAY, EXTENSION, AND REDEMPTION LAWS

.  The Mortgagor agrees, to the full extent permitted by law, that neither the Mortgagor nor anyone claiming through or under it shall set up, claim or seek to take advantage of any appraisement, valuation, stay, homestead or extension law, whether now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage any court or the absolute sale of the Mortgaged Property or the final and absolute putting into possession thereof, immediately after such sale, of the purchaser thereof; and the Mortgagor, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such laws and any right to have the assets comprising the Mortgaged Property marshaled upon any foreclosure of the lien hereof and agrees that the Agent or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property in part or as an entirety.  To the fullest extent permitted by law, the Mortgagor irrevocably waives all statutory or other rights of redemption from sale under any order or decree of foreclosure of this Mortgage, on its own behalf and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date hereof.  The Mortgagor further waives, to the fullest extent it may lawfully do so, all statutory and other rights in its favor, limiting concurrent actions to foreclose this Mortgage and the exercise of other rights with respect to the Obligations Secured, including any right vested in the Mortgagor or any affiliate to limit the right of the Agent to pursue or commence concurrent actions against the Mortgagor or any such affiliate or any property owned by any one or more of them.  Mortgagor further waives, to the extent permitted by applicable law, all errors and imperfections in any proceedings instituted by Agent under this Mortgage and all notices of any Event of Default (except as may be provided for under the terms of this Mortgage) or of Agent’s election to exercise or its actual exercise of any right, remedy or recourse provided for under this Mortgage.

Section 5.6 Interpretation with Other Documents

.  Notwithstanding anything in this Mortgage to the contrary, in the event of a conflict or inconsistency between this Mortgage and the Loan Agreement, the provisions of the Loan Agreement will govern.  To the extent any provision of this Mortgage specifies performance according to standards established by the Loan Agreement, then such specification shall mean the performance that would be required by the Borrower were the Borrower the owner of the Mortgaged Property and the Mortgagor hereunder.  Notwithstanding anything to the contrary contained herein, the lien and security interest granted to Agent pursuant to this Mortgage and the exercise of any right or remedy by Agent hereunder are subject to the provisions of the Term Loan

Intercreditor Agreement.  In the event of any conflict or inconsistency between the terms and provisions of the Term Loan Intercreditor Agreement and the terms and provisions of this Mortgage, the terms and provisions of the Term Loan Intercreditor Agreement shall govern and control.

Section 5.7 Future Advances

.  This Mortgage is given for the purpose of securing loan advances and other financial accommodations that any Secured Party may make to or for the benefit of the Mortgagor pursuant and subject to the terms and provisions of the Loan Agreement or any other document evidencing or relating to any Obligations Secured.  The parties hereto intend that, in addition to any other debt or obligation secured hereby, this Mortgage shall secure unpaid balances of loan advances and other financial accommodations made after this Mortgage is delivered to the office in which mortgages are recorded in the County, whether made pursuant to an obligation of a Secured Party or otherwise, and in such event, such advances shall be secured to the same extent as if such future advances were made on the date hereof, although there may be no advance made at the time of execution hereof, although there may be no indebtedness outstanding at the time any advance is made.  Such loan advances may or may not be evidenced by guarantees or notes executed pursuant to the Loan Documents.  NOTICE:  This Mortgage secures credit in the amount of $1,000,000,000.  Loans and advances up to this amount, together with interest, are senior to indebtedness to other creditors under subsequently recorded or filed mortgages and liens.

Section 5.8 Changes

.  Neither this Mortgage nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.  To the extent permitted by law, any agreement hereafter made by the Mortgagor and the Agent relating to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance.

Section 5.9 CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES

.

(a) The Mortgagor irrevocably (i) submits to the jurisdiction of any state or federal court sitting in the State, or in such other location as may be specified in the Loan Agreement, in any action or proceeding arising out of or relating to this Mortgage, and the Mortgagor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any state or federal court sitting in the State or in such other location as may be specified in the Loan Agreement.

(b) The provisions of the Loan Agreement contained in Sections 14.14 and 14.15 thereof are hereby incorporated by reference as if set out in their entirety in this Mortgage.

(c) To the extent that the Mortgagor has or hereafter may acquire any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Mortgagor hereby irrevocably waives such immunity in respect of its obligations under this Mortgage.

(d) Mortgagor waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding; consents to service of process in any such action or proceeding by the mailing of a copy of such process to the Mortgagor as set forth in Section 5.1 hereof; and agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(e) Nothing in this Section shall affect the right of the Agent to serve legal process in any other manner permitted by law or affect the right of the Agent to bring any action or proceeding against the Mortgagor or its property in the courts of any other jurisdiction.

Section 5.10 Time of Essence

. Time is of the essence with respect to the provisions of this Mortgage.

Section 5.11 No Strict Construction

.  The parties hereto have participated jointly in the negotiation and drafting of this Mortgage.  In the event an ambiguity or question of intent or interpretation arises, this Mortgage shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Mortgage.

Section 5.12 Agent’s Right to Appear

. After the occurrence of an Event of Default, or in any situation where the Agent or the Required Lenders reasonably determine that the Mortgagor’s action is not protective of the interest of the Agent in the Mortgaged Property, Agent shall have the right to appear in and defend any legal proceeding brought regarding the Mortgaged Property and to bring any legal proceeding, in the name and on behalf of the Mortgagor or in the Agent’s name, that the Required Lenders, in their sole discretion, determine is necessary to be brought to protect the Secured Parties’  interest in the Mortgaged Property, as long as Agent provided Mortgagor fifteen (15) days prior written notice of its intent to bring such proceeding, except in the event of an emergency, in which case no prior notice shall be required (but Agent shall promptly thereafter notify Mortgagor of the bringing of such proceeding).  Nothing herein is intended to prohibit Mortgagor from bringing or defending any suit relating to the Mortgaged Property.

Section 5.13 No Liability of Secured Parties

. Notwithstanding anything to the contrary contained in this Mortgage, this Mortgage is only intended as security for the Obligations Secured and the Secured Parties shall not be obligated to perform or discharge, and do not hereby undertake to perform or discharge, any obligation, duty or liability of the Mortgagor with respect to any of the Mortgaged Property.  Unless and until a Secured Party takes title or possession of the Mortgaged Property, either through foreclosure, the taking of a deed in lieu thereof or otherwise, no Secured Party shall be responsible or liable for the control, care, management or repair of the Mortgaged Property or for any negligence in the management, operation, upkeep, repair or control of the Mortgaged Property resulting in loss or injury or death to any licensee, employee, tenant or stranger or other person.  The Mortgagor agrees to indemnify and hold harmless the Secured Parties from and against all loss, cost and liability incurred by the Mortgagor in connection with any of the foregoing that are not the responsibility of the Secured Parties in accordance with this Section; provided that the Mortgagor shall not be liable for such indemnification to any Secured Party to the extent that resulting from such Secured Party’s gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final, non-appealable order.

Section 5.14 Indemnity

.  Mortgagor unconditionally agrees to forever indemnify, defend and hold harmless, and covenants not to sue for any claim for contribution against, each Secured Party and their respective directors, officers, employees, trustees, agents, financial advisors, consultants, affiliates and controlling persons (each such person, an “Indemnitee”) for any damages, costs, loss or expense, including response, remedial or removal costs and all fees and disbursements of counsel for any such Indemnitee, arising out of any of the following:  (i) any presence, release, threatened release or disposal of any Hazardous Material by Mortgagor or any subsidiary of Mortgagor or otherwise occurring on or with respect to the Mortgaged Property, (ii) the operation or violation of any Environmental Law by Mortgagor or any subsidiary of Mortgagor or otherwise occurring on or with respect to the Mortgaged Property, (iii) any claim for personal injury, property damage related to Mortgagor or any subsidiary of Mortgagor or otherwise occurring on or with respect to the Mortgaged Property, (iv) any claim for actual or threatened injury to, destruction of or loss of natural resources in connection with Mortgagor or any subsidiary of Mortgagor or otherwise occurring on or with respect to the Mortgaged Property and (v) the inaccuracy or breach of any environmental representation, warranty or covenant by Mortgagor  made herein or in any other Loan Document evidencing or securing any obligation  under the Loan Documents or setting forth terms and conditions applicable thereto or otherwise relating thereto.  The foregoing indemnity shall survive the termination of this Mortgage and shall remain in force beyond the expiration of any applicable statute of limitations and payment or satisfaction in full of any single claim thereunder.

Section 5.15 Variable Interest Rate

.  The Obligations Secured include obligations that bear interest at rates that vary from time to time, as provided in the Loan Agreement and the other documents relating to the Obligations Secured.

Section 5.16 Statutory Notice

.  IMPORTANT:  READ BEFORE SIGNING.  THE TERMS OF THIS MORTGAGE SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE.  NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS MORTGAGE MAY BE LEGALLY ENFORCED.  YOU MAY CHANGE THE TERMS OF THIS MORTGAGE ONLY BY ANOTHER WRITTEN AGREEMENT.  THIS NOTICE IS

ALSO EFFECTIVE WITH RESPECT TO ALL OTHER CREDIT AGREEMENTS BETWEEN THE PARTIES HERETO.

Section 5.17 Limitation of Liability

.  Notwithstanding any other provision of this Mortgage or any other Loan Document, the liability of the Mortgagor hereunder shall not exceed the maximum amount of liability that the Mortgagor can incur without rendering this Mortgage void or voidable under any applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount (and, to the extent necessary to comply with the foregoing under any applicable law, the Obligations Secured shall be reduced to such maximum amount).

Article 6 LOCAL LAW PROVISIONS

Section 6.1 Local Law Provisions.  In the event of any conflict between the terms and provisions of any other sections of this Mortgage and this Section 6.1, the terms and provisions of this Section 6.1 shall govern and control.

(a) It is the express intention of Mortgagor and Mortgagee that the rights, remedies, powers and authorities conferred upon the Mortgagee pursuant to this Mortgage shall include all rights, remedies, powers and authorities that a mortgagor may confer upon a mortgagee under the Illinois Mortgage Foreclosure Law (735 ILCS § 5/15-1101 et seq.) (the “IMFL”) and/or as otherwise permitted by applicable law, as if they were expressly provided for herein.  In the event that any provision in this Mortgage shall be inconsistent with any provision in the IMFL, the provisions of the IMFL shall take precedent over the provisions of this Mortgage, but shall not invalidate or render unenforceable any other provision of this Mortgage that can be construed in a manner consistent with the IMFL.

(b) Without limiting the generality of the foregoing, all expenses incurred by Mortgagee to the extent reimbursable under Sections 15-1510 and 15-1512 of the IMFL, whether incurred before or after any decree or judgment of foreclosure, and whether provided for in this Mortgage, shall be added to the indebtedness secured by this Mortgage or by the judgment of foreclosure.

(c) In addition to any provision of this Mortgage authorizing Mortgagee to take or be placed in possession of the Mortgaged Property, or for the appointment of a receiver, Mortgagee shall have the right, in accordance with Sections 5/15-1701 and 5/15-1702 of IMFL, to be placed in possession of the Mortgaged Property or, at its request, to have a receiver appointed, and such receiver, or Mortgagee, if and when placed in possession, shall have, in addition to any other powers provided in this Mortgage, all rights, powers, immunities and duties, as provided for in Sections 5/15-1701, 5/15-1702, 5/15-1703 and 5/15-1704 of the IMFL.  The powers, authorities and duties conferred upon the Mortgagee, in the event that the Mortgagee takes possession of the Mortgaged Property, and upon a receiver hereunder, shall also include all such powers, authority and duties as may be conferred upon an Mortgagee in possession or receiver under and pursuant to the IMFL.  To the extent the IMFL may limit the powers, authorities and duties purportedly conferred hereby, such power, authorities and duties shall include those allowed, and be limited as proscribed by IMFL at the time of their exercise or discharge.

(d) MORTGAGOR KNOWINGLY AND VOLUNTARILY RELEASES AND WAIVES, ON BEHALF OF ITSELF AND ALL PERSONS OR ENTITIES NOW OR HEREAFTER INTERESTED IN THE MORTGAGED PROPERTY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW INCLUDING IMFL, (I) ALL RIGHTS UNDER ALL APPRAISEMENT, HOMESTEAD, MORATORIUM, VALUATION, EXEMPTION, STAY, EXTENSION, REDEMPTION, SINGLE ACTION, ELECTION OF REMEDIES AND MARSHALING STATUTES, LAWS OR EQUITIES NOW OR HEREAFTER EXISTING, (II) ANY AND ALL REQUIREMENTS THAT AT ANY TIME ANY ACTION MAY BE TAKEN AGAINST ANY OTHER PERSON OR ENTITY AND MORTGAGOR AGREES THAT NO DEFENSE BASED ON ANY THEREOF WILL BE ASSERTED IN ANY ACTION ENFORCING THIS MORTGAGE, AND (III) ANY AND ALL RIGHTS TO REINSTATEMENT AND REDEMPTION AS ALLOWED UNDER SECTION 15-1601(B) AND SECTION 1602 OF THE IMFL OR TO CURE ANY DEFAULTS, EXCEPT SUCH RIGHTS OF REINSTATEMENT AND CURE AS MAY BE EXPRESSLY PROVIDED BY THE TERMS OF THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS.

(e) MORTGAGOR HEREBY KNOWINGLY AND VOLUNTARILY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHTS OF REDEMPTION FROM SALE OR OTHERWISE UNDER ANY ORDER OR DECREE OF FORECLOSURE, DISCLAIMS ANY STATUS WHICH IT MAY HAVE AS AN “OWNER OF REDEMPTION” AS THAT TERM MAY BE DEFINED IN SECTION 15-1212 OF THE IMFL, PURSUANT TO RIGHTS HEREIN GRANTED, ON BEHALF OF MORTGAGOR AND ALL PERSONS BENEFICIALLY INTERESTED THEREIN, AND EACH AND EVERY PERSON ACQUIRING ANY INTEREST IN, OR TITLE TO, THE MORTGAGED PROPERTY DESCRIBED HEREIN SUBSEQUENT TO THE DATE OF THIS MORTGAGE, AND ON BEHALF OF ALL OTHER PERSONS TO THE FULLEST EXTENT PERMITTED BY THE PROVISIONS OF THE ILLINOIS STATUTES.

(f) Mortgagor acknowledges that the transaction of which this Mortgage is a part, is a transaction which does not include either agricultural real estate (as defined in Section 15-1201 of the IMFL) or residential real estate (as defined in Section 15-1219 of the IMFL).

(i) Mortgagor represents and warrants to Mortgagee that the proceeds of the obligations secured hereby shall be used solely for business purpose, and the entire principal obligations secured by this Mortgage constitute (i) a “business loan” as that term is defined in, and for all purposes of, 815 ILCS 205/4(1)(c), and (ii) a “loan secured by a mortgage on real estate” within the purview and operation of 815 ILCS 205/4(1).

(g) The maximum indebtedness secured by this Mortgage shall not exceed two hundred percent (200%) of the aggregate original principal amount of the Loans.
(h) Protective Advances.

(i) All advances, disbursements and expenditures made by Mortgagee before and during a foreclosure, and before and after judgment of foreclosure, and at any time prior to sale, and, where applicable, after sale, and during the pendency of any related proceedings, for the following purposes, in addition to those otherwise by authorized by this Mortgage and/or the other Loan Documents or by the IMFL (collectively “Protective Advances”), shall have the benefit of all applicable provisions of the IMFL, including those provisions of the IMFL hereinbelow referred to:

i.

all advances by Mortgagee in accordance with the terms of this Mortgage and/or the other Loan Documents to: (A) preserve or maintain, repair, restore or rebuild the improvements upon the Mortgaged Property; (B) preserve the lien of this Mortgage or the priority hereof; or (C) enforce this Mortgage, each as referred to in subsection (b)(5) of Section 5/15-1302 of the IMFL;

ii.

payments by Mortgagee of: (A) when due, installments of principal, interest or other obligations in accordance with the terms of any senior mortgage or other prior lien or encumbrance; (B) when due installments of real estate taxes and assessments, general and special and all other taxes and assessments of any kind or nature whatsoever which are assessed or imposed upon the Mortgaged Property or any part thereof; (C) other obligations authorized by this Mortgage; or (D) with court approval, any other amounts in connection with other liens, encumbrances or interests reasonably necessary to preserve the status of title, as referred to in Section 5/15-1505 of the IMFL;

iii.	advances by Mortgagee in settlement or compromise of any claims asserted by claimants under senior mortgages or any other prior liens;
iv.

attorneys’ fees and other costs incurred: (A) in connection with the foreclosure of this Mortgage as referred to in Sections 1504(d)(2) and 5/15-1510 of the IMFL; (B) in connection with any action, suit or proceeding brought by or against the Mortgagee for the enforcement of this Mortgage or arising from the interest of the Mortgagee hereunder; or (C) in the preparation for the commencement or defense of any such foreclosure or other action related to this Mortgage or the Mortgaged Property;

v.

Mortgagee’s fees and costs, including attorneys' fees, arising between the entry of judgment of foreclosure and the confirmation hearing as referred to in Subsection (b)(l) of Section 5/15-1508 of the IMFL;

vi.	expenses deductible from proceeds of sale as referred to in subsections (a) and (b) of Section 5/15-1512 of the IMFL;
vii.

expenses incurred and expenditures made by Mortgagee for any one or more of the following:  (A) if the Mortgaged Property or any portion thereof constitutes one or more units under a condominium declaration, assessments imposed upon the unit owner thereof which are required to be paid; (B) if Mortgagor's interest in the Mortgaged Property is a leasehold estate under a lease or sublease, rentals or other payments required to be made by the lessee under the terms of the lease or sublease; (C) premiums for casualty and liability insurance paid by Mortgagee whether or not Mortgagee or a receiver is in possession, if reasonably required, in reasonable amounts, and all renewals thereof, without regard to the limitation to maintaining of existing insurance in effect at the time any receiver or Mortgagee takes possession of the Mortgaged Property imposed by subsection (c)(l) of Section 5/15-1704 of the IMFL; (D) repair or restoration of damage or destruction in excess of available insurance proceeds or condemnation awards; (E) payments required or deemed by Mortgagee to be for the benefit of the Mortgaged Property or required to be made by the owner of the Mortgaged Property under any grant or declaration of easement, easement agreement, agreement with any adjoining land owners or instruments creating covenants or restrictions for the benefit of or affecting the Mortgaged Property; (F) shared or common expense assessments payable to any association or corporation in which the owner of the Mortgaged Property is a member in any way affecting the Mortgaged Property; (G) if the Loans are a construction loan, costs incurred by Mortgagee for demolition, preparation for and completion of construction, as may be authorized by the applicable commitment, loan agreement or other agreement; and (H) pursuant to any lease or other agreement for occupancy of the Mortgaged Property for amounts required to be paid by Mortgagor;

viii.

all Protective Advances shall be so much additional indebtedness secured by this Mortgage, and shall become immediately due and payable without notice and with interest thereon from the date of the advance until paid at the rate due and payable after a default under the terms of the Loan Documents;

ix.

this Mortgage shall be a lien for all Protective Advances as to subsequent purchasers and judgment creditors from the time this Mortgage is recorded pursuant to subsection (b)(l) of Section 5/15-1302 of the IMFL; and all Protective Advances shall, except to the extent, if any, that any of the same is clearly contrary to or inconsistent with the provisions of the IMFL, apply to and be included in:

(A)	determination of the amount of indebtedness secured by this Mortgage at any time;
(B)

the indebtedness found due and owing to the Mortgagee in the judgment of foreclosure and any subsequent supplemental judgments, orders, adjudications or findings by the court of any additional indebtedness becoming due after such entry of judgment, it being agreed that in any foreclosure judgment, the court may reserve jurisdiction for such purpose;

(C)	determination of amount deductible from sale proceeds pursuant to Section 5/15-1512 of the IMFL;

(D)	application of income in the hands of any receiver or Mortgagee in possession; and
(E)	computation of any deficiency judgment pursuant to Subsections (b)(2) and (e) of Section 5/15‑1508 and Section 5/15-1511 of the IMFL.

(j)Mortgagee hereby gives the following notice to Mortgagor pursuant to 815 ILCS § 180/10: "Unless you provide us with evidence of the insurance coverage required by your agreement with us, we may purchase insurance at your expense to protect our interests in your collateral. This insurance may, but need not, protect your interests. The coverage that we purchase may not pay any claim that you make or any claim that is made against you in connection with the collateral. You may later cancel any insurance purchased by us, but only after providing us with evidence that you have obtained insurance as required by our agreement. If we purchase insurance for the collateral, you will be responsible for the costs of that insurance, including interest and any other charges we may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to your total outstanding balance or obligation. The costs of the insurance may be more than the cost of insurance you may be able to obtain on your own."

[SIGNATURE PAGE FOLLOWS]

Exhibit 10.41

IN WITNESS WHEREOF, Mortgagor has on the date set forth in the acknowledgement hereto, effective as of the date first above written, caused this instrument to be duly EXECUTED AND DELIVERED by authority duly given.

MORTGAGOR:	Fleischmann’s Vinegar Company, Inc., a Delaware corporation
	By:	/s/ Michelle Mapes
Name: Michelle Mapes
Title: Chief Legal & Administration Officer

STATE OF NEBRASKA)

) ss.:

COUNTY OF DOUGLAS)

Personally appeared before me, the undersigned authority in and for the said county and state, on this 29th day of March, 2018, within my jurisdiction, the within named Michelle Mapes, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed in the above and foregoing instrument and acknowledged that she executed the same in her representative capacity, and that by her signature on the instrument, and as the act and deed of the person or entity upon behalf of which she acted, executed the above and foregoing instrument, after first having been duly authorized so to do.

/s/ Ronda Alcala

Notary Public

My commission expires:

9/29/20

S-1

Exhibit 10.41

EXHIBIT A

Legal Description

Real property in the City of Chicago, County of Cook, State of Illinois, described as follows:

PARCEL 1:

THE WEST 1/2 OF LOT 12 AND LOTS 13 THROUGH THE WEST 1/2 OF LOT 43 IN BLOCK 1 ALSO THE SOUTH 18.44 FEET OF WEST 1/2 OF LOT 4 THROUGH THE WEST 1/2 OF LOT 12 IN BLOCK 1, ALL IN GEORGE AND WANNER'S BOULEVARD SUBDIVISION OF BLOCK 18 IN STONE AND WHITNEY'S SUBDIVISION OF THE WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 6 AND THE NORTH 1/2 OF THE WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 7, TOWNSHIP 38, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, (EXCEPT THEREFROM THE EAST 17 FEET OF THE NORTH 1/2 AND THE EAST 50 FEET OF SOUTH 1/2 OF BLOCK 18).

PARCEL 2:

THE SOUTH 34 FEET OF LOT 24 THROUGH THE WEST 1/2 OF LOT 35 IN BLOCK 4 IN MCDAVID AND RHOAD'S SUBDIVISION OF BLOCK 15 AND 16 OF STONE AND WHITNEY'S SUBDIVISION OF THE NORTH 1/2 OF SECTION 7, TOWNSHIP 38, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, (EXCEPTING THEREFROM THE LAND OF THE P.C. AND ST. LOUIS R.R. AND WESTERN AVENUE BOULEVARD).

PARCEL 3:

THOSE PARTS OF VACATED 48TH STREET LYING BETWEEN LOTS 24 THROUGH THE WEST 1/2 OF LOT 35 IN BLOCK 4 IN MCDAVID AND RHOAD'S SUBDIVISION AFOREMENTIONED AND LOTS 23 THROUGH WEST 1/2 OF LOT 12 IN BLOCK 1 IN GEORGE AND WANNER'S BOULEVARD SUBDIVISION AFOREMENTIONED ALSO THE VACATED ALLEY LYING BETWEEN THE WEST 1/2 OF LOT 4 THROUGH 23, IN BLOCK 1 IN MCDAVID AND RHOAD'S SUBDIVISION AFOREMENTIONED AND LOTS 24 THROUGH THE WEST 1/2 OF LOT 43 IN BLOCK 1 IN MCDAVID AND RHOAD'S SUBDIVISION AFOREMENTIONED.

PARCELS 1, 2 AND 3 ALSO BEING DESCRIBED AS FOLLOWS:

THOSE PARTS OF LOTS 4 THOUGH 43 IN BLOCK 1 OF GEORGE AND WANNER'S BOULEVARD SUBDIVISION AFOREMENTIONED AND LOT 24 THROUGH 35 IN BLOCK 4 IN MCDAVID AND RHOAD'S SUBDIVISION AFOREMENTIONED, TAKEN AS A TRACT AND BEING DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF BLOCK 1 IN GEORGE AND WANNER'S BOULEVARD

SUBDIVISION; THENCE NORTH 364.50 FEET; THENCE EAST AT 90 DEGREES 288.75 FEET; THENCE

SOUTH AT 90 DEGREES 206.45 FEET; THENCE EAST AT 90 DEGREES 196.05 FEET; THENCE SOUTH AT

90 DEGREES 158.05 FEET TO THE SOUTH LINE OF BLOCK 1 ALSO KNOWN AS THE NORTH LINE OF

WEST 48TH PLACE; THENCE WEST AT 90 DEGREES 484.5 FEET, MORE OR LESS, TO THE POINT OF

BEGINNING.

THE ABOVE-DESCRIBED PREMISES MAY ALSO BE DESCRIBED AS FOLLOWS:

PARTS OF LOTS 4 TO 12 AND ALL OF LOTS 13 TO 42 AND THE WEST 1/2 OF LOT 43 IN SUB BLOCK 1 OF GEORGE AND WANNER'S BOULEVARD SUBDIVISION, BEING A SUBDIVISION OF BLOCK 18 IN STONE AND WHITNEY'S SUBDIVISION OF THE WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 6 AND THE NORTH 1/2 AND THE WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 7, TOWNSHIP 38 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

ALSO

Exhibit A-1

ALL OF THE EAST AND WEST 16 FOOT PUBLIC ALLEY ABUTTING LOTS 5 TO 42 AND THE WEST 1/2 OF LOTS 4 AND 43 IN SUB BLOCK 1 IN GEORGE AND WANNER'S BOULEVARD SUBDIVISION AFORESAID, LYING SOUTH OF AND ADJOINING THE SOUTH LINE OF THE WEST 1/2 OF LOT 4 AND LOTS 5 THROUGH 23 AND LYING NORTH OF AND ADJOINING THE NORTH LINE OF THE WEST 1/2 OF LOT 43 AND LOTS 24 THROUGH 42 AFORESAID,

ALSO

THAT PART OF VACATED 48TH STREET LYING BETWEEN LOTS 24 THROUGH THE WEST 1/2 OF LOT 35 IN BLOCK 4 IN MCDAVID AND RHOAD'S SUBDIVISION AFOREMENTIONED AND LOTS 23 THROUGH THE WEST 1/2 OF LOT 12 IN BLOCK 1 IN GEORGE AND WANNER'S BOULEVARD SUBDIVISION AFORESAID, LYING SOUTH OF AND ADJOINING THE SOUTH LINE OF LOTS 24 THROUGH 34 AND THE WEST 1/2 OF LOT 35 AND LYING NORTH OF AND ADJOINING THE NORTH LINE OF THE WEST 1/2 OF LOT 12 AND LOTS 13 THROUGH 23 AFORESAID.

ALSO

PARTS OF LOTS 24 TO 35 IN SUB BLOCK 4 IN MCDAVID AND RHOAD'S SUBDIVISION OF BLOCKS 15 AND 16 (EXCEPT P.C. AND ST. LOUIS RAILROAD AND WESTERN AVENUE BOULEVARD), ALL IN STONE AND WHITNEY'S SUBDIVISION OF THE WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 6 AND THE NORTH 1/2 AND THE WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 7, TOWNSHIP 38 NORTH, RANGE, 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A TRACT OF LAND COMPRISED OF PART OF EACH OF LOTS 4 TO 12, ALL OF LOTS 13 TO 42, PART OF LOT 43 AND THE VACATED EAST AND WEST 16 FOOT ALLEY ABUTTING SAID LOTS AND PARTS OF LOTS IN SUB BLOCK 1 OF GEORGE AND WANNER'S BOULEVARD SUBDIVISION, BEING A SUBDIVISION OF BLOCK 18 OF STONE AND WHITNEY'S SUBDIVISION OF THE WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 6, AND THE NORTH 1/2 AND THE WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 7, ALL IN TOWNSHIP 38 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, (EXCEPTING THEREFROM THE EAST 17 FEET OF THE NORTH 1/2 AND THE EAST 50 FEET OF THE SOUTH 1/2 OF SAID BLOCK 18) ALSO COMPRISED OF PART OF EACH OF LOTS 24 TO 35, IN SUB-BLOCK 4 IN MCDAVID AND RHOAD'S SUBDIVISION OF BLOCKS 15 AND 16 OF STONE AND WHITNEY'S SUBDIVISION AFORESAID ALSO THAT PART OF VACATED WEST 48TH STREET ADJOINING SAID LOTS AND PARTS OF LOTS IN SUB-BLOCKS 1 AND 4 AFORESAID, WHICH TRACT OF LAND IS BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID SUB-BLOCK 1, BEING THE INTERSECTION OF THE NORTH LINE OF WEST 48TH PLACE WITH THE EAST LINE OF SOUTH OAKLEY AVENUE; AND RUNNING THENCE NORTH ALONG THE EAST LINE OF SOUTH OAKLEY AVENUE, BEING ALSO THE WEST LINE OF SUB-BLOCKS 1 AND 4 AFORESAID, A DISTANCE OF 364.50 FEET; THENCE EAST ALONG A STRAIGHT LINE, PARALLEL WITH THE SOUTH LINE OF SAID SUB-BLOCK 1, A DISTANCE OF 288.75 FEET; THENCE SOUTH ALONG A STRAIGHT LINE PARALLEL WITH SAID EAST LINE OF SOUTH OAKLEY AVENUE, A DISTANCE OF 206.45 FEET TO A POINT 158.05 FEET NORTH OF THE INTERSECTION OF SAID PARALLEL LINE WITH THE SOUTH LINE OF SAID SUB-BLOCK 1; THENCE EAST ALONG A STRAIGHT LINE, PARALLEL WITH THE SOUTH LINE OF SAID SUB-BLOCK 1, A DISTANCE OF 196.05 FEET TO AN INTERSECTION WITH THE EAST LINE OF THE WEST 1/2 OF LOT 4 IN SAID SUB-BLOCK 1; THENCE SOUTH ALONG SAID EAST LINE OF THE WEST 1/2 OF LOT 4, ALONG SAID EAST LINE EXTENDED, AND ALONG THE EAST LINE OF THE WEST 1/2 OF LOT 43 IN SAID SUB-BLOCK 1, A DISTANCE OF 158.05 FEET TO THE SOUTH LINE OF SAID SUB-BLOCK 1; THENCE WEST ALONG THE SOUTH LINE OF SUB-BLOCK 1, BEING ALSO THE NORTH LINE OF WEST 48TH PLACE, A DISTANCE OF 484.70 FEET TO THE POINT OF BEGINNING, IN COOK COUNTY, ILLINOIS.

Exhibit A-2